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                                                             EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 15, 2000 relating to the financial statements and financial statement schedule, which appear in Conductus' Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

San Jose, California
October 18, 2000